Exhibit 99.3

[LOGO OMITTED]Countrywide(R)                         Computational Materials For
----------------------------
SECURITIES CORPORATION                    Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company     Series 2005-14
================================================================================

                                    Group 1
                          ARM and Fixed $450,051,732
                                Detailed Report


Summary of Loans in Statistical Calculation Pool                          Range
(As of Calculation Date)
Total Number of Loans                                     2,859
Total Outstanding Balance                          $450,051,732
Average Loan Balance                                   $157,416     $34,645  to $527,000
WA Mortgage Rate                                         7.580%     5.000%   to 13.000%
Net WAC                                                  7.070%     4.491%   to 12.491%
ARM Characteristics
      WA Gross Margin                                    6.946%     3.000%   to 12.450%
      WA Months to First Roll                                29            1 to 36
      WA First Periodic Cap                              1.758%     1.000%   to 6.000%
      WA Subsequent Periodic Cap                         1.425%     1.000%   to 3.000%
      WA Lifetime Cap                                   14.504%     11.475%  to 20.000%
      WA Lifetime Floor                                  7.627%     1.500%   to 13.000%
WA Original Term (months)                                   359     180      to 360
WA Remaining Term (months)                                  357     178      to 360
WA LTV                                                   79.98%     14.00%   to 100.00%
   Percentage of Pool with CLTV > 100%                    0.00%
   WA Effective LTV (Post MI)                            79.96%
   Second Liens w/100% CLTV                               0.00%
WA FICO                                                     599

Secured by (% of pool)          1st Liens                100.00%
                                2nd Liens                  0.00%
Prepayment Penalty at Loan Orig (% of all loans)          66.29%



Top 5 States:      Top 5 Prop:           Doc Types:        Purpose Codes      Occ Codes        Grades          Orig PP Term
CA    18.33%    SFR       77.08%     FULL      81.26%     RCO      73.59%    OO    95.49%     A     75.91%    0       33.71%
FL     7.38%    PUD       12.54%     STATED    18.74%     PUR      21.93%    INV    3.38%     A-    5.84%     12      4.79%
AZ     5.63%    CND       5.24%                           RNC       4.48%    2H     1.13%     B     8.86%     24      31.20%
IL     4.86%    2 FAM     3.39%                                                               C     6.63%     36      30.30%
MD     4.65%    3 FAM     0.96%                                                               C-    2.01%
                                                                                              D     0.75%


================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-1

[LOGO OMITTED]Countrywide(R)                         Computational Materials For
----------------------------
SECURITIES CORPORATION                    Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company     Series 2005-14
================================================================================


                                    Group 1

                          ARM and Fixed $450,051,732

                                Detailed Report


--------------------------------------------------------------------------------------------------------------------------
                                                         Program
--------------------------------------------------------------------------------------------------------------------------
                                   CURRENT       # OF        % OF       AVERAGE      GROSS       REMG.                ORIG
DESCRIPTION                        BALANCE      LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
--------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                       $1,994,808          8        0.44      $249,351      7.766      357.89       563      79.7
2/28 LIB6M                    $101,493,892        683       22.55      $148,600      7.678      357.77       598      80.2
2/28 LIB6M - IO - 24           $31,276,864        138        6.95      $226,644      7.111      358.06       606      82.9
2/28 LIB6M - IO - 60            $8,410,924         39        1.87      $215,665      7.325      357.58       609      84.8
3/27 LIB6M                    $185,395,710      1,286       41.19      $144,165      7.802      357.92       594      80.0
3/27 LIB6M - IO - 36           $32,794,809        168        7.29      $195,207      7.193      358.17       607      83.6
3/27 LIB6M - IO - 60            $7,286,734         43        1.62      $169,459      7.701      357.68       620      85.7
15Yr Fixed                      $1,839,037         20        0.41       $91,952      7.513      179.07       611      66.8
15Yr Fixed - CC                   $566,197          6        0.13       $94,366      8.502      178.53       572      74.9
30Yr Fixed                     $58,351,165        353       12.97      $165,301      7.137      358.28       604      73.9
30Yr Fixed - CC                $10,510,194         72        2.34      $145,975      8.290      358.23       595      85.0
30Yr Fixed - IO - 60           $10,131,400         43        2.25      $235,614      7.077      357.69       618      81.4
--------------------------------------------------------------------------------------------------------------------------
                              $450,051,732      2,859      100.00      $157,416      7.580      356.99       599      80.0
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                      Original Term
--------------------------------------------------------------------------------------------------------------------------
                                   CURRENT       # OF        % OF       AVERAGE      GROSS       REMG.                ORIG
DESCRIPTION                        BALANCE      LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
--------------------------------------------------------------------------------------------------------------------------
ARM 360                       $368,653,740      2,365       81.91      $155,879      7.642      357.90       598      80.8
FIXED 180                       $2,405,233         26        0.53       $92,509      7.746      178.94       602      68.7
FIXED 360                      $78,992,759        468       17.55      $168,788      7.283      358.20       605      76.3
--------------------------------------------------------------------------------------------------------------------------
                              $450,051,732      2,859      100.00      $157,416      7.580      356.99       599      80.0
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                 Range of Current Balance
--------------------------------------------------------------------------------------------------------------------------
                                   CURRENT       # OF        % OF       AVERAGE      GROSS       REMG.                ORIG
DESCRIPTION                        BALANCE      LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
--------------------------------------------------------------------------------------------------------------------------
$25,000.01 - $50,000.00         $1,371,822         29        0.30       $47,304      9.661      343.17       584      80.5
$50,000.01 - $75,000.00        $14,940,230        237        3.32       $63,039      8.973      352.22       594      86.4
$75,000.01 - $100,000.00       $36,996,338        417        8.22       $88,720      8.223      354.18       595      81.0
$100,000.01 - $150,000.00     $119,175,254        963       26.48      $123,754      7.810      357.46       599      80.7
$150,000.01 - $200,000.00      $85,654,574        493       19.03      $173,742      7.526      357.74       596      78.7
$200,000.01 - $250,000.00      $72,608,693        324       16.13      $224,101      7.349      356.82       594      78.8
$250,000.01 - $300,000.00      $60,645,177        221       13.48      $274,413      7.083      357.41       607      79.6
$300,000.01 - $350,000.00      $45,272,393        140       10.06      $323,374      7.103      358.09       607      80.4
$350,000.01 - $400,000.00      $10,225,770         28        2.27      $365,206      7.144      357.98       600      77.9
$400,000.01 - $450,000.00       $2,121,080          5        0.47      $424,216      8.346      358.18       620      79.0
$500,000.01 - $550,000.00       $1,040,400          2        0.23      $520,200      8.527      358.49       567      85.0
--------------------------------------------------------------------------------------------------------------------------
                              $450,051,732      2,859      100.00      $157,416      7.580      356.99       599      80.0
--------------------------------------------------------------------------------------------------------------------------


================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-2

[LOGO OMITTED]Countrywide(R)                         Computational Materials For
----------------------------
SECURITIES CORPORATION                    Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company     Series 2005-14
================================================================================


                                    Group 1

                          ARM and Fixed $450,051,732

                                Detailed Report


--------------------------------------------------------------------------------------------------------------------------
                                                           State
--------------------------------------------------------------------------------------------------------------------------
                                  CURRENT       # OF       % OF       AVERAGE      GROSS       REMG.                 ORIG
DESCRIPTION                       BALANCE      LOANS      TOTAL       BALANCE        WAC        TERM      FICO        LTV
--------------------------------------------------------------------------------------------------------------------------
Alabama                        $2,274,997         21       0.51      $108,333      8.558      357.94       584       89.2
Alaska                         $1,997,694         11       0.44      $181,609      8.196      357.96       599       90.9
Arizona                       $25,356,570        157       5.63      $161,507      7.458      358.14       585       78.9
Arkansas                       $1,549,839         17       0.34       $91,167      8.378      350.82       600       90.0
California                    $82,503,096        334      18.33      $247,015      6.917      357.17       601       74.9
Colorado                       $7,169,967         47       1.59      $152,552      7.267      358.16       612       83.0
Connecticut                    $6,415,443         38       1.43      $168,827      7.584      358.10       595       79.3
Delaware                       $1,877,250         11       0.42      $170,659      7.643      357.69       603       83.8
District of Columbia           $1,661,353          9       0.37      $184,595      6.977      353.94       597       70.9
Florida                       $33,208,637        223       7.38      $148,918      7.625      357.67       590       78.8
Georgia                       $17,723,550        138       3.94      $128,432      8.015      355.53       597       83.8
Hawaii                         $1,785,027          8       0.40      $223,128      7.209      344.50       651       76.7
Idaho                          $2,470,636         20       0.55      $123,532      7.635      358.29       599       78.4
Illinois                      $21,867,610        138       4.86      $158,461      7.737      356.86       613       81.5
Indiana                        $4,463,978         46       0.99       $97,043      8.289      357.46       600       89.4
Iowa                           $2,607,977         24       0.58      $108,666      8.224      358.48       622       86.2
Kansas                         $2,680,228         25       0.60      $107,209      8.220      353.54       615       88.5
Kentucky                       $4,036,139         34       0.90      $118,710      8.407      357.75       595       89.8
Louisiana                        $494,306          5       0.11       $98,861      8.639      358.66       579       88.4
Maine                          $1,197,765          9       0.27      $133,085      8.026      358.74       573       81.0
Maryland                      $20,927,172        109       4.65      $191,992      7.457      354.83       592       76.5
Massachusetts                 $19,819,219        100       4.40      $198,192      7.321      358.34       584       71.7
Michigan                      $17,948,806        146       3.99      $122,937      8.065      357.46       601       84.4
Minnesota                     $10,156,088         61       2.26      $166,493      7.513      357.97       622       86.4
Mississippi                       $96,000          1       0.02       $96,000      8.500      359.00       572      100.0
Missouri                       $7,023,486         63       1.56      $111,484      8.261      358.21       597       83.1
Montana                        $1,272,235         12       0.28      $106,020      8.073      357.94       594       77.3
Nebraska                       $1,462,970         12       0.33      $121,914      7.601      357.23       637       86.2
Nevada                         $7,272,133         37       1.62      $196,544      7.011      357.96       611       80.4
New Hampshire                  $2,722,609         14       0.60      $194,472      7.036      358.14       609       82.0
New Jersey                    $19,842,552        107       4.41      $185,444      7.840      356.66       594       75.9
New Mexico                     $2,733,604         22       0.61      $124,255      8.202      354.83       602       85.3
New York                      $12,237,706         64       2.72      $191,214      7.238      358.69       599       72.5
North Carolina                 $8,723,762         76       1.94      $114,786      8.128      358.20       598       85.8
North Dakota                     $531,419          6       0.12       $88,570      7.406      357.97       632       88.0
Ohio                           $6,251,577         64       1.39       $97,681      8.492      357.90       604       89.4
Oklahoma                       $1,724,785         20       0.38       $86,239      8.562      355.92       597       89.3
Oregon                         $5,455,535         33       1.21      $165,319      7.332      358.25       615       81.9
Pennsylvania                  $10,049,440         80       2.23      $125,618      8.113      357.97       586       82.8
Rhode Island                   $1,814,761          8       0.40      $226,845      7.056      357.61       605       79.1
South Carolina                 $5,618,422         41       1.25      $137,035      8.281      358.25       601       84.7
South Dakota                     $386,616          4       0.09       $96,654      8.143      358.17       592       89.2
Tennessee                      $5,782,525         50       1.28      $115,651      7.822      357.89       615       89.5
Texas                         $20,458,627        190       4.55      $107,677      8.084      351.67       596       83.5
Utah                           $3,896,487         27       0.87      $144,314      7.351      350.97       625       86.4


================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-3

[LOGO OMITTED]Countrywide(R)                         Computational Materials For
----------------------------
SECURITIES CORPORATION                    Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company     Series 2005-14
================================================================================


                                    Group 1

                          ARM and Fixed $450,051,732

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------
                                                State
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE       GROSS       REMG.                ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE         WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
Vermont                 $295,656          2        0.07      $147,828       7.455      358.58       550      62.5
Virginia             $10,911,106         61        2.42      $178,871       7.406      357.92       590      78.1
Washington           $15,037,146         83        3.34      $181,170       7.459      357.99       601      83.2
West Virginia         $1,453,614         12        0.32      $121,134       7.778      358.03       630      87.6
Wisconsin             $4,618,336         37        1.03      $124,820       8.364      358.00       613      85.9
Wyoming                 $185,275          2        0.04       $92,637       6.754      357.59       672      80.0
-----------------------------------------------------------------------------------------------------------------
                    $450,051,732      2,859      100.00      $157,416       7.580      356.99       599      80.0
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                         Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE       GROSS       REMG.                ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE         WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
<= 50.00             $14,778,543        104        3.28      $142,101       7.151      351.98       590      40.7
50.01 - 55.00         $5,746,434         35        1.28      $164,184       7.178      358.49       589      53.0
55.01 - 60.00        $13,200,522         76        2.93      $173,691       7.323      356.43       563      57.9
60.01 - 65.00        $20,463,298        122        4.55      $167,732       7.259      356.27       569      63.1
65.01 - 70.00        $27,756,681        159        6.17      $174,570       7.354      357.70       574      68.3
70.01 - 75.00        $43,458,562        238        9.66      $182,599       7.339      357.56       589      73.7
75.01 - 80.00       $139,655,330        934       31.03      $149,524       7.410      356.78       603      79.6
80.01 - 85.00        $43,895,787        240        9.75      $182,899       7.401      357.04       598      84.1
85.01 - 90.00        $81,983,836        479       18.22      $171,156       7.767      357.54       612      89.7
90.01 - 95.00        $24,340,381        170        5.41      $143,179       8.492      357.32       608      94.5
95.01 - 100.00       $34,772,358        302        7.73      $115,140       8.421      357.56       620      99.8
-----------------------------------------------------------------------------------------------------------------
                    $450,051,732      2,859      100.00      $157,416       7.580      356.99       599      80.0
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                    Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE       GROSS       REMG.                ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE         WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
4.501 - 5.000           $493,400          2        0.11      $246,700       5.000      359.00       629      61.7
5.001 - 5.500         $5,320,792         23        1.18      $231,339       5.401      357.63       666      69.0
5.501 - 6.000        $23,850,163        109        5.30      $218,809       5.849      357.77       626      71.4
6.001 - 6.500        $50,644,452        253       11.25      $200,176       6.350      358.04       621      77.4
6.501 - 7.000        $87,704,872        495       19.49      $177,182       6.829      356.48       613      77.8
7.001 - 7.500        $75,175,394        464       16.70      $162,016       7.316      357.06       607      80.1
7.501 - 8.000        $81,930,045        546       18.20      $150,055       7.806      357.27       597      81.1
8.001 - 8.500        $39,372,449        270        8.75      $145,824       8.317      356.36       575      82.7
8.501 - 9.000        $36,759,717        260        8.17      $141,384       8.806      355.86       566      83.1
9.001 - 9.500        $22,892,708        180        5.09      $127,182       9.303      357.41       562      84.7
9.501 - 10.000       $13,937,722        124        3.10      $112,401       9.779      356.86       569      84.6
10.001 - 10.500       $4,801,156         54        1.07       $88,910      10.332      355.50       569      88.7
10.501 - 11.000       $2,866,209         31        0.64       $92,458      10.748      358.38       567      87.4


================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-4

[LOGO OMITTED]Countrywide(R)                         Computational Materials For
----------------------------
SECURITIES CORPORATION                    Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company     Series 2005-14
================================================================================


                                    Group 1

                          ARM and Fixed $450,051,732

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------
                                               Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE       GROSS       REMG.               ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE         WAC        TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------
11.001 - 11.500       $2,665,788         29        0.59       $91,924      11.283      357.50      554      91.0
11.501 - 12.000       $1,291,726         13        0.29       $99,364      11.819      358.29      600      86.7
12.001 - 12.500         $294,453          5        0.07       $58,891      12.386      358.55      538      96.6
12.501 - 13.000          $50,688          1        0.01       $50,688      13.000      358.00      505      64.6
-----------------------------------------------------------------------------------------------------------------
                    $450,051,732      2,859      100.00      $157,416       7.580      356.99      599      80.0
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                       Property Type
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE       GROSS       REMG.               ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE         WAC        TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------
SFR                 $346,898,514      2,247       77.08      $154,383       7.575      356.93      597      80.0
PUD                  $56,451,119        337       12.54      $167,511       7.586      356.88      596      80.8
CND                  $23,569,987        166        5.24      $141,988       7.730      358.00      619      81.7
2 FAM                $15,244,299         77        3.39      $197,978       7.234      356.68      619      78.0
3 FAM                 $4,329,262         16        0.96      $270,579       8.022      358.31      595      66.3
4 FAM                 $2,277,833          9        0.51      $253,093       8.223      357.90      605      82.7
CNDP                  $1,280,718          7        0.28      $182,960       7.324      357.81      632      76.6
-----------------------------------------------------------------------------------------------------------------
                    $450,051,732      2,859      100.00      $157,416       7.580      356.99      599      80.0
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                          Purpose
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE       GROSS       REMG.               ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE         WAC        TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------
RCO                 $331,196,283      1,871       73.59      $177,016       7.438      356.71      594      77.4
PUR                  $98,702,841        855       21.93      $115,442       8.023      357.75      615      88.0
RNC                  $20,152,607        133        4.48      $151,523       7.731      357.92      604      82.5
-----------------------------------------------------------------------------------------------------------------
                    $450,051,732      2,859      100.00      $157,416       7.580      356.99      599      80.0
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                         Occupancy
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE       GROSS       REMG.               ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE         WAC        TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------
OO                  $429,758,624      2,733       95.49      $157,248       7.558      356.98      597      80.0
INV                  $15,196,606         95        3.38      $159,964       8.088      357.33      636      80.6
2H                    $5,096,502         31        1.13      $164,403       7.923      357.48      626      78.4
-----------------------------------------------------------------------------------------------------------------
                    $450,051,732      2,859      100.00      $157,416       7.580      356.99      599      80.0
-----------------------------------------------------------------------------------------------------------------


================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-5

[LOGO OMITTED]Countrywide(R)                         Computational Materials For
----------------------------
SECURITIES CORPORATION                    Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company     Series 2005-14
================================================================================


                                    Group 1

                          ARM and Fixed $450,051,732

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------
                                     Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE      GROSS       REMG.                ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
121 - 180             $2,405,233         26        0.53       $92,509      7.746      178.94       602      68.7
181 - 300               $858,941          6        0.19      $143,157      9.351      290.18       617      76.0
301 - 360           $446,787,557      2,827       99.27      $158,043      7.575      358.08       599      80.0
-----------------------------------------------------------------------------------------------------------------
                    $450,051,732      2,859      100.00      $157,416      7.580      356.99       599      80.0
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE      GROSS       REMG.                ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
FULL                $365,730,803      2,376       81.26      $153,927      7.539      357.10       596      80.7
STATED INCOME        $84,320,929        483       18.74      $174,577      7.754      356.54       613      76.7
-----------------------------------------------------------------------------------------------------------------
                    $450,051,732      2,859      100.00      $157,416      7.580      356.99       599      80.0
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE      GROSS       REMG.                ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
781 - 800               $570,533          4        0.13      $142,633      7.107      357.93       793      59.9
761 - 780             $1,927,093         10        0.43      $192,709      6.331      357.54       770      79.0
741 - 760             $3,151,609         20        0.70      $157,580      6.740      354.56       752      82.3
721 - 740             $2,724,619         19        0.61      $143,401      6.969      357.84       732      84.0
701 - 720             $6,992,941         42        1.55      $166,499      7.081      357.61       710      81.7
681 - 700            $13,843,811         81        3.08      $170,911      6.945      356.50       690      84.7
661 - 680            $21,731,748        140        4.83      $155,227      7.084      355.21       670      85.1
641 - 660            $37,451,243        229        8.32      $163,543      7.220      357.44       649      82.9
621 - 640            $53,740,892        317       11.94      $169,530      7.115      357.51       631      80.8
601 - 620            $60,087,325        366       13.35      $164,173      7.200      356.46       611      80.8
581 - 600            $84,331,035        580       18.74      $145,398      7.589      357.06       591      82.4
561 - 580            $61,437,890        389       13.65      $157,938      7.879      356.36       571      79.8
541 - 560            $41,847,983        269        9.30      $155,569      8.117      357.69       551      78.1
521 - 540            $30,791,091        194        6.84      $158,717      8.163      357.71       531      71.9
501 - 520            $28,109,868        191        6.25      $147,172      8.653      357.48       511      70.8
<= 500                $1,312,051          8        0.29      $164,006      8.779      357.88       500      75.6
-----------------------------------------------------------------------------------------------------------------
                    $450,051,732      2,859      100.00      $157,416      7.580      356.99       599      80.0
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                          Grade
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE      GROSS       REMG.                ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
A                   $341,626,575      2,198       75.91      $155,426      7.504      356.89       607      81.8
A-                   $26,299,205        164        5.84      $160,361      7.905      357.27       576      78.3


================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-6

[LOGO OMITTED]Countrywide(R)                         Computational Materials For
----------------------------
SECURITIES CORPORATION                    Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company     Series 2005-14
================================================================================


                                    Group 1

                          ARM and Fixed $450,051,732

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------
                                                          Grade
-----------------------------------------------------------------------------------------------------------------
                          CURRENT       # OF        % OF       AVERAGE      GROSS       REMG.                ORIG
DESCRIPTION               BALANCE      LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
B                     $39,878,224        237        8.86      $168,263      7.775      357.19       571      74.1
C                     $29,840,926        178        6.63      $167,646      7.762      358.17       570      71.3
C-                     $9,024,958         57        2.01      $158,333      7.511      355.37       592      75.6
D                      $3,381,846         25        0.75      $135,274      8.975      357.25       538      63.0
-----------------------------------------------------------------------------------------------------------------
                     $450,051,732      2,859      100.00      $157,416      7.580      356.99       599      80.0
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                     Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------
                          CURRENT       # OF        % OF       AVERAGE      GROSS       REMG.                ORIG
DESCRIPTION               BALANCE      LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
0                    $151,707,022      1,001       33.71      $151,555      7.852      356.04       602      80.1
12                    $21,567,160        121        4.79      $178,241      7.474      357.77       598      74.2
24                   $140,429,545        857       31.20      $163,862      7.471      357.88       599      80.7
36                   $136,348,005        880       30.30      $154,941      7.406      357.02       597      80.0
-----------------------------------------------------------------------------------------------------------------
                     $450,051,732      2,859      100.00      $157,416      7.580      356.99       599      80.0
-----------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                Range of Months to Roll (Excludes 494 Fixed Rate Mortgages)
-------------------------------------------------------------------------------------------------------------------------
                     WA           CURRENT       # OF        % OF       AVERAGE      GROSS       REMG.                ORIG
DESCRIPTION         MTR           BALANCE      LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
-------------------------------------------------------------------------------------------------------------------------
0 - 6                 4        $2,853,749         14        0.77      $203,839      8.243      337.51       579      78.6
13 - 18              17          $274,929          2        0.07      $137,464      8.763      353.00       560      85.2
19 - 24              22      $140,415,543        854       38.09      $164,421      7.522      358.04       600      81.1
25 - 31              31        $3,177,250         17        0.86      $186,897      7.576      354.87       619      90.1
32 - 37              34      $221,932,269      1,478       60.20      $150,157      7.710      358.12       596      80.6
-------------------------------------------------------------------------------------------------------------------------
                             $368,653,740      2,365      100.00      $155,879      7.642      357.90       598      80.8
-------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                   Range of Margin (Excludes 494 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF       % OF       AVERAGE       GROSS       REMG.                ORIG
DESCRIPTION              BALANCE      LOANS      TOTAL       BALANCE         WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
2.001 - 3.000           $904,295          5       0.25      $180,859       6.968      358.59       590      75.5
3.001 - 4.000         $1,371,207          8       0.37      $171,401       7.143      357.68       565      77.9
4.001 - 5.000         $5,925,115         35       1.61      $169,289       6.470      357.82       588      66.9
5.001 - 6.000        $78,639,036        467      21.33      $168,392       7.066      357.37       599      76.6
6.001 - 7.000       $118,010,329        691      32.01      $170,782       7.269      358.08       607      79.9
7.001 - 8.000       $116,252,366        800      31.53      $145,315       7.946      357.98       604      83.2
8.001 - 9.000        $35,461,204        262       9.62      $135,348       8.760      358.16       562      85.7
9.001 - 10.000       $10,548,302         80       2.86      $131,854       9.390      358.01       559      87.5
10.001 - 11.000       $1,298,500         14       0.35       $92,750      10.208      359.00       567      91.0
11.001 - 12.000         $192,667          2       0.05       $96,334      11.102      358.52       549      84.8


================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-7

[LOGO OMITTED]Countrywide(R)                         Computational Materials For
----------------------------
SECURITIES CORPORATION                    Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company     Series 2005-14
================================================================================


                                    Group 1

                          ARM and Fixed $450,051,732

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------
                                    Range of Margin (Excludes 494 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE       GROSS       REMG.                ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE         WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
12.001 - 13.000          $50,720          1        0.01       $50,720      12.450      359.00       510      80.0
-----------------------------------------------------------------------------------------------------------------
6.946               $368,653,740      2,365      100.00      $155,879       7.642      357.90       598      80.8
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                Range of Maximum Rates (Excludes 494 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE       GROSS       REMG.                ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE         WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
11.001 - 11.500         $174,807          1        0.05      $174,807       5.475      358.00       660      68.9
11.501 - 12.000       $2,747,455         12        0.75      $228,955       5.649      357.87       649      75.6
12.001 - 12.500       $6,848,765         32        1.86      $214,024       5.700      357.45       655      75.7
12.501 - 13.000      $26,200,176        129        7.11      $203,102       6.203      357.63       621      74.7
13.001 - 13.500      $42,547,676        221       11.54      $192,523       6.546      357.89       621      79.5
13.501 - 14.000      $72,653,220        413       19.71      $175,916       7.023      358.06       611      79.6
14.001 - 14.500      $58,090,701        367       15.76      $158,285       7.399      358.03       603      80.7
14.501 - 15.000      $58,466,291        408       15.86      $143,300       7.881      358.08       592      81.8
15.001 - 15.500      $32,228,197        221        8.74      $145,829       8.431      357.45       571      82.1
15.501 - 16.000      $28,612,006        199        7.76      $143,779       8.822      358.06       564      82.9
16.001 - 16.500      $17,399,636        138        4.72      $126,084       9.307      357.41       566      85.9
16.501 - 17.000      $11,883,440        104        3.22      $114,264       9.783      357.53       570      84.3
17.001 - 17.500       $4,254,629         47        1.15       $90,524      10.402      358.48       563      88.0
17.501 - 18.000       $2,753,791         30        0.75       $91,793      10.741      358.40       566      87.3
18.001 - 18.500       $2,251,026         25        0.61       $90,041      11.274      357.36       559      91.0
18.501 - 19.000       $1,196,784         12        0.32       $99,732      11.824      358.32       604      86.1
19.001 - 19.500         $294,453          5        0.08       $58,891      12.386      358.55       538      96.6
> 19.500                 $50,688          1        0.01       $50,688      13.000      358.00       505      64.6
-----------------------------------------------------------------------------------------------------------------
14.504              $368,653,740      2,365      100.00      $155,879       7.642      357.90       598      80.8
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                               Initial Periodic Rate Cap (Excludes 494 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE       GROSS       REMG.                ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE         WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
1.000                 $2,685,585         13        0.73      $206,583       7.976      358.11       565      78.1
1.500               $300,185,648      1,939       81.43      $154,815       7.624      357.97       598      81.0
2.000                 $3,975,972         27        1.08      $147,258       7.908      357.07       604      82.1
3.000                $60,982,112        382       16.54      $159,639       7.696      357.59       599      80.2
4.000                   $339,772          1        0.09      $339,772       8.000      358.00       560      80.0
5.000                    $79,944          1        0.02       $79,944       7.750      358.00       526      66.7
6.000                   $404,707          2        0.11      $202,354       7.554      357.59       576      78.4
-----------------------------------------------------------------------------------------------------------------
                    $368,653,740      2,365      100.00      $155,879       7.642      357.90       598      80.8
-----------------------------------------------------------------------------------------------------------------


================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                      1-8

[LOGO OMITTED]Countrywide(R)                         Computational Materials For
----------------------------
SECURITIES CORPORATION                    Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company     Series 2005-14
================================================================================


                                    Group 1

                          ARM and Fixed $450,051,732

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------
                             Subsequent Periodic Rate Cap (Excludes 494 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE       GROSS       REMG.                ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE         WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
1.000                $56,983,513        355       15.46      $160,517       7.689      357.21       601      80.6
1.250                   $240,000          1        0.07      $240,000       7.420      358.00       563      80.0
1.500               $310,382,981      2,003       84.19      $154,959       7.632      358.03       597      80.9
2.000                   $615,315          4        0.17      $153,829       8.306      356.35       577      79.2
2.500                   $339,772          1        0.09      $339,772       8.000      358.00       560      80.0
3.000                    $92,159          1        0.02       $92,159       9.500      357.00       503      75.0
-----------------------------------------------------------------------------------------------------------------
                    $368,653,740      2,365      100.00      $155,879       7.642      357.90       598      80.8
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                             Range of Lifetime Rate Floor (Excludes 494 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE       GROSS       REMG.                ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE         WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
1.001 - 2.000           $265,274          2        0.07      $132,637       6.807      358.00       614      80.0
4.001 - 5.000           $848,469          3        0.23      $282,823       5.565      358.58       644      73.5
5.001 - 6.000        $24,384,909        111        6.61      $219,684       5.812      357.62       628      73.2
6.001 - 7.000       $104,800,171        570       28.43      $183,860       6.675      358.01       618      79.3
7.001 - 8.000       $128,743,370        836       34.92      $153,999       7.577      358.02       601      80.9
8.001 - 9.000        $65,710,418        453       17.82      $145,056       8.569      357.73       569      82.8
9.001 - 10.000       $33,144,731        271        8.99      $122,305       9.478      357.62       564      84.9
> 10.000             $10,756,399        119        2.92       $90,390      10.867      357.83       567      88.3
-----------------------------------------------------------------------------------------------------------------
                    $368,653,740      2,365      100.00      $155,879       7.642      357.90       598      80.8
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                             Next Interest Adjustment Date (Excludes 494 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE       GROSS       REMG.                ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE         WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
01/06                   $184,819          1        0.05      $184,819       8.750      355.00       532      95.0
03/06                   $504,412          2        0.14      $252,206       7.490      313.56       580      82.2
04/06                 $1,239,013          6        0.34      $206,502       7.708      346.51       602      77.1
05/06                   $597,668          3        0.16      $199,223       9.156      354.21       524      78.6
06/06                   $327,837          2        0.09      $163,919       9.476      300.00       620      69.0
04/07                   $142,550          1        0.04      $142,550       8.310      353.00       565      90.0
05/07                   $132,379          1        0.04      $132,379       9.250      353.00       554      80.0
06/07                    $66,490          1        0.02       $66,490      10.400      355.00       542      90.0
07/07                 $3,352,513         17        0.91      $197,207       7.283      355.00       602      87.4
08/07                 $6,776,482         39        1.84      $173,756       7.201      356.00       619      87.5
09/07                $29,563,233        185        8.02      $159,801       7.259      357.01       610      83.2
10/07                $43,669,699        273       11.85      $159,962       7.558      358.01       604      80.1
11/07                $56,288,826        334       15.27      $168,529       7.671      359.00       590      79.6
12/07                   $698,300          5        0.19      $139,660       8.324      360.00       580      83.9
05/08                   $206,277          1        0.06      $206,277       9.425      353.00       592      90.0
07/08                 $2,970,973         16        0.81      $185,686       7.447      355.00       621      90.1


================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-9

[LOGO OMITTED]Countrywide(R)                         Computational Materials For
----------------------------
SECURITIES CORPORATION                    Countrywide Asset-Backed Certificates,
A Countrywide Capital Markets Company     Series 2005-14
================================================================================


                                    Group 1

                          ARM and Fixed $450,051,732

                                Detailed Report


-----------------------------------------------------------------------------------------------------------------
                             Next Interest Adjustment Date (Excludes 494 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------
                         CURRENT       # OF        % OF       AVERAGE      GROSS       REMG.                ORIG
DESCRIPTION              BALANCE      LOANS       TOTAL       BALANCE        WAC        TERM      FICO       LTV
-----------------------------------------------------------------------------------------------------------------
08/08                 $8,192,857         47        2.22      $174,316      7.200      356.03       631      91.0
09/08                $51,328,784        299       13.92      $171,668      7.164      357.01       605      80.6
10/08                $70,098,828        528       19.01      $132,763      8.149      358.02       593      80.8
11/08                $91,777,230        601       24.90      $152,708      7.724      359.00       591      79.4
12/08                   $534,570          3        0.15      $178,190      8.045      360.00       560      86.8
-----------------------------------------------------------------------------------------------------------------
                    $368,653,740      2,365      100.00      $155,879      7.642      357.90       598      80.8
-----------------------------------------------------------------------------------------------------------------


================================================================================
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                     1-10